Subsequent events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent events

Note 13 – Subsequent events

The Company has assessed all events from June 30, 2023, up through October 2, 2023 which is the date that these unaudited interim condensed consolidated financial statements are available to be issued.

The Company aims to serve communities outside of Singapore and Malaysia and plans to expand its footprint into Philippines. Philippines offers communities of growing education and wealth standards which form foundations for sustainable urban development in the long run. On May 26, 2023, The Company offered a loan to support working capital for budding real estate agency Ohmyhome Philippines. The plan is to finally acquire this entity to serve the communities in Philippines.

Aside to this, there are no material subsequent events that require disclosure in these unaudited interim condensed consolidated financial statements.